Related Party Transactions	12 Months Ended
Dec. 31, 2019
Related Party Transactions [Abstract]
Related Party Transactions Disclosure
Related Party Transactions
The Company’s co-founder, Chairman and Chief Executive Officer, Mr. Emanuele Lauro, and the Company’s Vice President, Mr. Filippo Lauro, are members of the Lolli-Ghetti family, which owns and controls the Scorpio group of companies, or Scorpio. Scorpio includes SSM, which provides the Company with vessel technical management services, SCM, which provides the Company with vessel commercial management services, SSH, which provides the Company and other related entities with administrative services and services related to the acquisition of vessels, and Scorpio UK Limited, or SUK, which provides the Company with vessel chartering services. SSH also has a majority equity interest in a port agent that provides supply and logistical services for the Company’s vessels operating in its regions. In 2009, Mr. Emanuele Lauro also co-founded Scorpio Tankers (NYSE: STNG), a large international shipping company engaged in seaborne transportation of refined petroleum products, of which he is currently the Chairman and Chief Executive Officer. Mr. Emanuele Lauro also has a senior management position at Scorpio. The Company’s co-founder, President and Director, Mr. Robert Bugbee, is also the President and a Director of Scorpio Tankers and has a senior management position at Scorpio. The Company’s Vice President, Mr. Filippo Lauro and the Company’s Chief Operating Officer, Mr. Cameron Mackey, also hold the office of Vice President and Chief Operating Officer at Scorpio Tankers, respectively, and have senior management positions at Scorpio. Since December 2018, Messrs. Emanuele Lauro, Robert Bugbee, Filippo Lauro and Cameron Mackey have served in similar capacities for Hermitage Offshore Services Ltd., formerly Nordic American Offshore Ltd. (NYSE: PSV).

Amended Administrative Services Agreement

The Company entered into the Amended Administrative Services Agreement with SSH for the provision of administrative staff, office space and accounting, legal compliance, financial and information technology services.

SSH also arranges vessel sales and purchases for the Company, including newbuildings, for which, in respect of construction contracts executed prior to September 2016, when the Administrative Services Agreement was amended, it previously paid SSH a fee, payable in its common shares. The amount of common shares payable was determined by dividing $250,000 by the market value of the Company’s common shares based on the volume weighted average price of its common shares over the 30-trading day period immediately preceding the contract date of a definitive agreement to acquire any vessel. During the year ended December 31, 2017, the Company issued 12,946 of its common shares to SSH.
In addition, SSH has agreed with the Company not to own any drybulk carriers greater than 30,000 dwt for so long as the Amended Administrative Services Agreement is in full force and effect. The Amended Administrative Services Agreement may be terminated by SSH upon 12 months notice or by the Company upon 24 months notice.
The services provided to the Company by SSH may be sub-contracted to other entities within Scorpio.
Revised Master Agreement

The Company’s vessels are commercially managed by SCM and technically managed by SSM pursuant to the Revised Master Agreement, which may be terminated by either party upon 24 months notice, unless terminated earlier in accordance with its terms. In the event of a sale of any vessels, a notice period of three months and a payment equal to three months of management fees will apply, provided that the termination does not amount to a change of control, including a sale of substantially all vessels, in which case a payment equal to 24 months of management fees will apply. This fee is classified as a loss/write-off of vessels and assets held for sale in the Consolidated Statement of Operations. Additional vessels that the Company may acquire in the future are expected to be managed under the Revised Master Agreement or on substantially similar terms.

SCM’s commercial management services include securing employment for the Company’s vessels in the spot market and on time charters. SCM also manages the Scorpio Pools (spot market-oriented vessel pools) including the Scorpio Ultramax Pool, the Scorpio Kamsarmax Pool and the currently inactive Scorpio Capesize Pool in which the Company’s owned, finance leased and time chartered-in vessels are employed and from which a significant portion of its revenue is generated. The Scorpio Ultramax Pool and the Scorpio Kamsarmax Pool participants, including the Company and third-party owners of similar vessels, pay SCM a pool management fee of $300 per vessel per day, plus a 1.75% commission on the gross revenues per charter fixture. The Company typically has balances due from the Scorpio Pools, consisting primarily of working capital, undistributed earnings and reimbursable costs. These receivables are either classified as current or non-current assets within the Consolidated Balance Sheet depending upon whether the associated vessel is expected to exit the pool within the next 12 months. The Company is also allocated general and administrative expenses from SCM. The Scorpio Kamsarmax Pool and the Scorpio Ultramax Pool were significant customers for the year ended December 31, 2019, accounting for 31% and 60% of the Company’s total vessel revenue, respectively. During the year ended December 31, 2018, the Scorpio Kamsarmax Pool and the Scorpio Ultramax Pool accounted for 36% and 64% of the Company’s total vessel revenue, respectively. During the year ended December 31, 2017, the Scorpio Kamsarmax Pool and the Scorpio Ultramax Pool accounted for 42% and 58% of the Company’s total vessel revenue, respectively.
During 2019, the Company time-chartered out four Kamsarmax vessels to the Scorpio Kamsarmax Pool for a period of 24-27 months at rates linked to the BPI. The related income is recorded as Vessel Revenues in the Consolidated Statement of Operations.
For the commercial management of any of the Company’s vessels that do not operate in one of these pools, the Company pays SCM a daily fee of $300 per vessel, plus a 1.75% commission on the gross revenues per charter fixture, which are classified as voyage expenses in the Consolidated Statement of Operations.
Effective January 1, 2018, pursuant to the Revised Master Agreement, the fixed annual technical management fee was reduced from $200,000 to $160,000, and certain services previously provided as part of the fixed fee are itemized. The aggregate cost, including the costs that are now itemized, for the services provided under the technical management agreement do not materially differ from the annual management fee charged prior to the amendment.
SSM’s technical management services include providing technical support, such as arranging the hiring of qualified officers and crew, supervising the maintenance and performance of vessels, purchasing supplies, spare parts and new equipment, arranging and supervising drydocking and repairs, and monitoring regulatory and classification society compliance and customer standards. As part of these services, the Company pays SSM, a related party, including certain subcontractors, for crew costs which are then distributed to the crew.
The Company pays SSM an annual fee of $160,000 plus charges for certain itemized services per vessel to provide technical management services for each of its owned or finance leased vessels, which is a component of vessel operating cost in the Consolidated Statement of Operations. In addition, representatives of SSM, including certain subcontractors, previously provided the Company with construction supervisory services while its vessels were being constructed in shipyards. For these services, SSM was compensated between $0.2 million and $0.5 million per vessel.
Representatives of SSM, including certain subcontractors, provide supervisory services during drydocking, for which they are compensated.
SUK allocates salaries of certain SUK employees to the Company for services performed for the Company.
The Company pays the related party port agent for supply and logistical services, which are charged as vessel operating costs.
The Company pays the related party bunker supplier for bunkers, which are charged as voyage expenses. Beginning in October 2019, the Company agreed to guarantee certain obligations of the related party bunker supplier arising from bunker purchases made through October 2020 on behalf of the vessels the Company owns. The maximum potential amount of future payments at December 31, 2019 was $2.0 million.
In 2016, an Executive Officer of the Company acquired a minority interest, which in 2018 increased to a majority interest, in an insurance broker which arranges hull and machinery and war risk insurance for certain of the Company’s owned and finance leased vessels. This broker has arranged such policies for the Company since 2013 and the extent of the coverage and the manner in which the policies are priced did not change as a result of this transaction. In September 2018 the Executive Officer disposed of their interest in the insurance broker in its entirety to a third party not affiliated with the Company. The amounts recorded reflect the amortization of the policy premiums, which are paid directly to the broker, who then remits the premiums to the underwriters. Such payments, which are made in advance, are classified as prepaid expenses and other current assets on the Consolidated Balance Sheet until they are realized in the applicable period, at which point they are recorded as vessel operating expenses in the Consolidated Statement of Operations.
The Company pays the related party travel service provider for travel services, such as flights, which are charged as general and administrative services.
In October 2018, the Company invested $100.0 million in Scorpio Tankers for approximately 54.1 million (which was subsequently adjusted to 5.4 million shares after a one-for-ten reverse stock split effected on January 18, 2019), or 10.9% (as of October 12, 2018), of Scorpio Tankers’ issued and outstanding common shares. The investment was part of a larger $337.0 million equity raise by Scorpio Tankers through a public offering of its common shares. Scorpio Tankers is a large international shipping company incorporated in the Republic of the Marshall Islands engaged in seaborne transportation of refined petroleum products. The Company and Scorpio Tankers have a number of common shareholders. They also share a number of common directors and officers, including Mr. Emanuele Lauro who serves as the Chairman and Chief Executive Officer of both companies, Mr. Robert Bugbee, who serves as President and a Director of both companies, Mr. Cameron Mackey, who serves as Chief Operating Officer of both companies, and Mr. Filippo Lauro, who serves as Vice President of both companies. There are no other significant transactions between the Company and Scorpio Tankers. As discussed in Note 1, Organization and Basis of Presentation, this investment is accounted for under the equity method utilizing the fair value option.

Transactions with entities owned and controlled by the Lolli-Ghetti family and with Scorpio Tankers (herein referred to as related party affiliates) in the Consolidated Statement of Operations and Consolidated Balance Sheet are summarized in the following tables (in thousands).

	Year Ended December 31,
	2019	2018	2017
Vessel revenue
Scorpio Kamsarmax Pool	$69,368	$87,305	$67,825
Scorpio Ultramax Pool	133,655	155,197	94,380
Total vessel revenue	$203,023	$242,502	$162,205
Voyage expense:
SCM	$295	$—	$172
Bunker supplier	1,653	—	—
Total voyage expense	$1,948	$—	$172
Vessel operating cost:
SSM	$12,970	$13,361	$9,379
Port agent	267	117	13
Insurance brokerage	—	1,721	—
Total vessel operating cost	$13,237	$15,199	$9,392
General and administrative expense:
SCM	$103	$45	$108
SSM	267	99	—
SSH	6,657	6,707	5,643
SUK	2,923	1,665	971
Travel provider	122	—	—
Total general and administrative expense	$10,072	$8,516	$6,722
Income (loss) from equity investment
Scorpio Tankers Inc.	$116,878	$(7,178)	$—
Write down on assets held for sale
SCM	$414	$—	$147
SSM	400	—	200
Total write down on assets held for sale	$814	$—	$347

At December 31, 2019 and December 31, 2018, we had the following balances with related parties, which have been included in the Consolidated Balance Sheet:

	December 31,
	2019	2018
Assets
Due from related parties-current:
Scorpio Kamsarmax Pool	$5,241	$4,017
Scorpio Ultramax Pool	677	3,321
SUK	36	—
Total due from related parties-current	$5,954	$7,338
Due from related parties non-current:
Scorpio Kamsarmax Pool	$4,767	$4,806
Scorpio Ultramax Pool	9,463	10,542
Total due from related parties non-current	$14,230	$15,348
Equity investment in Scorpio Tankers Inc.	$173,298	$92,281
Liabilities
Due to related parties-current :
SCM	$227	$8
SSM	200	116
SSH	312	357
Port agent	13	—
Bunker supplier	220	—
Total due to related parties-current	$972	$481